EXHIBIT 10.22F

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

THIS TENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and DISH Network, L.L.C., formerly known as EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2151185) dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Schedule A, Services, Paragraph 2, Reliance on Information, section entitled Service is modified by adding the following:

CSG Monetary Payment Gateway

2.	Schedule A, Services, is modified by adding Exhibit A-7, CSG Monetary Payment Gateway, as follows:

EXHIBIT A-7

CSG MONETARY PAYMENT GATEWAY

The CSG Monetary Payment Gateway will abstract DISH Network from complex batch handling, provide robust transaction “replay” and recall, validate subscribers and post Credit Card, 1x EFT and cash payments to Customer’s accounts in CCS. The Monetary Payment Gateway supports complex batch management to target payments to appear on specific CCS reports and data tracking for reconciliation and viewing of real-time monetary receipt totals.

CSG will provide monthly support of the Monetary Payment Gateway to assist Customer and its strategic business objectives as they relate to the Monetary Payment Gateway. CSG will provide hosting and maintenance services for the Monetary Payment Gateway.

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3.	Schedule F, Section 2. CSG Billing Products is modified by adding Section 2.3, CSG Monetary Payment Gateway, as follows:

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

2.3 CSG Monetary Payment Gateway

Description of Item/Unit of Measure	Frequency	Fee
*.*.* ******** ******* ******* ******** *** *	*** ****	******
*.*.* ******** ******* ******* ******* ***	*******	$*,***.**

*	Monetary Payment Gateway implementation services will be described in Statement of Work, Document #2297773.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK, L.L.C. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Kevin R. Caringer	By:	/s/ Robert M. Scott
Name:	Kevin R. Caringer	Name:	Robert M. Scott
Title:	Vice President	Title:	Chief Operating Officer
Date:	11/10/08	Date:	11/17/08

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT 10.22F

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

ELEVENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This Eleventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and DISH Network, L.L.C., formerly known as EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2151185) dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to add Business Color Printing to the CSG Print and Mail Services.

a.	Therefore, Schedule A-3, Print and Mail Services, is modified by adding the following:

8.	Business Color Printing. CSG shall provide Business Color Printing for Customer’s subscribers. Business Color Printing is available on both sides of each physical statement page and provides ** ** ****** ******* (**%) ink color coverage. Due to saturation of color and CSG’s experience with offline processes, such as lockbox processing, CSG and its technology partners require 24# paper weight to support Business Color Printing.

b.	Therefore, Schedule F, Section 3, CSG Print and Mail Services, shall be modified by adding the following:

Description of Item/Unit of Measure	Frequency	Fee
3.9. Business Color Printing (Note 1)(Note 4)
A. ********** *** (**** *) (*** ******** ****)	*******	$*.****
B. ***-** *** (**** *)	*** ****	*****
C. ***** – **#, ***** *****, *******, **** *********** (*** ******** ****)	*******	*****

Note 1: ******** ***** ******** **** *** ** ******** ** *** ***** **** ***** ******** *, ********* **** *** ********* ********** ********* ** ******* *.*. ******** ***** ******** **** ** ******** ** *** ******** ********** (********* ******* *** *******, *** ********* ******* ********* ********* ******* *** ******** ****** *******). ******** ******* ** ******** ******** ***** ******** ** * ******* ** ***,***,*** ******** ***** (*** “******** ***** ******** *******”). ** ******** ******** *** ** ***** ****** ** *********** ******** ***** ******** ***, ** *** **** ******** ***** ******** ** ************, ******** *** *** *** *** ******** ***** ******** *******, *** ***** ******* ******** *** *** ****** ** ******** ***** ********* ** **** *** ******** ***** ******** ******* ********** ** *** ****-******* *** ******** ** *.*.*. *****. *** ****** ** **# ***** ****** **** *** ****** ** * ****** ** ****. **** *** ******** ***** ******** *** ******* ** ********** ** *** ***** *** ** **** ******** **** (********** ******* *, ****) ****** *** **** ** *** ********* ** *********** *** ****-******* **** ** ***** *** ***-**** ******* (*.*%).

Note 2: Business Color Printing is available on both sides of each physical statement page. *** *** ***** ** ******** ******* ********’* ***** ******** **** ***** ** * ******* ***** ********** ** *** ****** ****** ** ******** ***** **** ******** ***** ********** (*.*. *** *** ** ******** ******* *** ******** **** ******** ***** ** ***). ***** ** ********** ********

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

***** ********, *** **** **** **** ******** ** ****** *** ********** ********* **** **** *** ******** ***** *** ******** ** ****** *** ****** ******* (**%) *****. ** *** ***** ******** ******* ** **** *** ********* ****** ****** **** ******* ******** ***** *** ********, *** ***** **** **** ******** ** ****** **** *** ************* ********* **** *** ***** *** ******** ***** *** ******** ** ****** ****** ******* (**%), *** ** *** ***** ******** ***** *** ******** ******* ****** (**%), *** **** ******* ******* *************** (***** *** ** ** *-**** ****) **** ******** **** (*) *** *** ******** ** ******* **** ****** ******* (**%) *** (**) ******** *** ******** ** *** ********** ********** ****. ** *** ************* **** ******** ******* ** ******* ** *****, *** ***** **** **** ******** ** *** ****** ** *** ** ***** ** **** *** ******** ***** *** ******** ** ** ***** ****** ******* (**%), ** ****** ******* *************** **** ******** (***** *** ** ** *-**** ****) **** (*) *** ** **** **** ****** *** ******** ***** *** ******** ********* ** ****** ******* (**%) *** (**) ******** *** ******** ** *** ********** ********** ****.

Note 3: The parties agree to execute a separate Statement of Work (“SOW”) for the implementation of Business Color Printing to convert Customer’s current pre-printed statement to a dynamic, full color printed document.

Note 4: ******** ************ **** *** ******* ******* (***%) ** ********’* ******** ***** ******** ********* ******, *** ********’* *********** ********** ** ***’* ******* ********, **** ** ******** *** ** *** *** ********** ********. ****** ** ***** ******* ********** ** ***’* ******** ******** ****, ** ** *** ***** ** ** ********** ** ********* ****** **** ********* ******** ***** ********, ******** ************ *** ****** **** ****** **** *****(*) ********** **** ** ******* ***** *****/***** ***** **********. ** **** *****(*), ******** ***** *** ** ******* *** ******** ***** ******** *** *** *** ********** ******* ***** *****/***** ***** **********. *******, *** ******** ** ********** *** ******** ***** ******** *******, *** ****** ** ******** ***** ******* ***** *****/***** ***** ********** ** ********* ** **** **** * ***** ** ******** *** ******** ** *********** ** ******** *** ********* *** ******** ***** ******** *******.

c.	Upon Customer’s migration to Business Color Printing, the following pricing for Ad Pages shall apply so long as Customer is printing statements using Business Color Printing. This pricing replaces the Ad Page pricing provided in the Sixth Amendment to the Agreement.

Description of Item/Unit of Measure	Frequency	Fee
Ad Pages (Note)
• ** ** ****** ******* (**%) ******** ***** ******** (*** ******* ****)	*******	*/*
• ******* **** ****** ******* (**%) *** **** **** ** ***** ** ****** ******* (**%) (*** ******* ****)	*******	$*.****

Note: The Ad Page charge is an uptick to the Business Color Printing Processing Fee defined in Paragraph 1.b above.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

DISH NETWORK, L.L.C. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Jessica Infalaco	By:	/s/ Joe Ruble
Name:	Jessica Infalaco	Name:	Joe Ruble
Title:	SVP / CMO	Title:	EVP – General Counsel
Date:	11/5/08	Date:	11/19/08

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES